EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Roberto F. Bel hereby certifies as follows:
(a)I am the Chief Financial Officer of New Jersey Resources Corporation (the "Company");
(b)To the best of my knowledge, this quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(c)To the best of my knowledge, based upon a review of this report, the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 4, 2026	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer